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             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                       ______________


                          FORM 8-K


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 1, 1997
                                                  -----------


                Fruehauf Trailer Corporation
  ----------------------------------------------------


 (Exact name of registrant as specified in its charter)



    Delaware            1-10772             38-2863240
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(State or other       (Commission         (I.R.S. Employer
 jurisdiction of      File Number)        Identification No.)
 incorporation)


111 Monument Circle, Suite 3200, Indianapolis, Indiana  46204
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    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:(317)630-3000
                                                   -------------




             Exhibit Index Appears on Page 4
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Item 2.  Acquisition of Disposition of Assets

        On April 16, 1997, Fruehauf Trailer Corporation
(the "Company") sold certain domestic assets of the Company (the "Purchased Assets") to Wabash National
Corporation, a Delaware corporation ("Wabash"), pursuant to an order of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") dated March
20, 1997, as part of the Company's ongoing case under chapter 11 of the United States Bankruptcy Code, 11 U.S.C.
Sections 101-1330 (Case No. 96-1563 (PJW)).  The Purchased
Assets included the Company's dry freight van manufacturing facility in Fort Madison, Iowa, the Company's dump and platform trailer manufacturing facility in Huntsville, Tennessee, as well as the Company's service, sales and distribution network. The Purchased
Assets do not, however, include the Company's interest in Fruehauf de Mexico, S.A. de C.V. and a limited number of other assets.

        In consideration for the sale of the Purchased
Assets, Wabash paid the Company (I) $15,645,000 in cash,
(ii) 1,000,000 shares of newly issued shares of Wabash
Common Stock, par value $.01 per share, and (iii) 352,000 shares of newly issued Convertible Exchangeable Preferred
Stock of Wabash, par value $.01 per share (collectively, the "Purchase Price").

        Wabash acquired the Purchased Assets from the Company pursuant to an auction conducted as part of the Company's chapter 11 case. The Purchase Price represents
Wabash's bid in the auction for the Purchased Assets, as adjusted at the closing pursuant to the agreed upon Purchase Price adjustment formula contained in the Purchase Agreement referred to below. The sale of the Purchased Assets was subject to, and received, approval by the Bankruptcy Court on March 20, 1997.

        The sale of the Purchased Assets was made pursuant to a Purchase Agreement dated March 13, 1997 by and between the Company and Wabash, as amended by the First
Amendment to Purchase Agreement dated March 17, 1997 and the Second Amendment to Purchase Agreement dated April 16,
1997 (the Purchase Agreement, as amended, is Exhibit 2.01 to this Form 8-K). The cash portion of the Purchase Price was used by the Company to repay a portion of its then-existing post-petition indebtedness owed to Madeleine,L.L.C. ("Madeleine").

Item 5.  Other Events.

        On April 16, 1997, the Company entered into a new post-petition financing facility with Bank of America
NT&SA (the "Bank"), pursuant to the Debtor in Possession
Loan Agreement dated as of April 16, 1997 (the "DIP Loan
Agreement"), by and among the Company, certain of its subsidiaries, and the Bank (a copy of the DIP Loan
Agreement is attached hereto as Exhibit 4.55). This new financing facility replaces the previous debtor in possession facility between the Company, certain of its subsidiaries, and Madeleine. In accordance with the terms of the DIP Loan Agreement, the Wabash Common Stock and
Wabash Preferred Stock received by the Company as part of the Purchase Price for the sale of the Purchased Assets has been pledged to the Bank as security for the new financing facility.

         Also on April 16, 1997, the Company's Board of
Directors elected Chriss W. Street as President and
Assistant Secretary of the Company and James Wong as Vice
President, Treasurer and Corporate Financial Officer of the Company. The Company's Board of Directors currently consists of Chriss W. Street and Worth Frederick.



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                      SIGNATURE
                      ---------


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FRUEHAUF TRAILER CORPORATION



Date: May 1, 1997       By: /s/ James Wong
                             ------------------
                             James Wong
                             Corporate Financial Officer
                             (Duly Authorized
                              Officer)

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                             EXHIBIT INDEX
                             -------------



                                             Pagination by
                                               Sequential
                                               Numbering
Exhibit   Description of Exhibit                 System
-------   ----------------------                 -------

  4.54    Purchase Agreement dated March 13,
          1997, including exhibits thereto,
          by and between the Company and
          Wabash and amendments thereto dated
          March 17, 1997 and April 16, 1997,
          is incorporated herein by reference
          to Exhibit 2.01 to the Current
          Report on Form 8-K filed May 1,
          1997 by Wabash (Commission File
          Number 1-10883)

  4.55    Debtor In Possession Loan
          Agreement, dated as of April
          16, 1997 by and between the
          Company, FGR, Inc.,
          Fruehauf Corporation, Maryland
          Shipbuilding & Drydock Company,
          The Mercer Co., Fruehauf International
          Limited, Deutsche-Fruehauf Holding
          Corporation, Jacksonville Shipyards,
          Inc., M.J. Holdings, Inc., E.L. Devices,
          Inc., and Bank of America NT&SA

  4.56    Supplement to Debtor In Possession Loan
          Agreement, dated as of April
          16, 1997 by and between Fruehauf
          Trailer Corporation, FGR, Inc.,
          Fruehauf Corporation, Maryland
          Shipbuilding & Drydock Company,
          The Mercer Co., Fruehauf International
          Limited, Deutsche-Fruehauf Holding
          Corporation, Jacksonville Shipyards,
          Inc., M.J. Holdings, Inc., E.L. Devices,
          Inc., and Bank of America NT&SA